Exhibit 10.9

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated and made effective as of the Effective Date (as defined below), is by and among (i) Integrated Rail and Resources Acquisition Corp., a Delaware corporation (the “SPAC”), (ii) DHIP Natural Resources Investments, LLC, a Delaware limited liability company (the “Sponsor”), and (iii) the investors listed on Schedule I hereto (the “Investor”). This Agreement may be executed by an investment manager on behalf of managed funds and/or accounts, and for the elimination of doubt, any such fund or account shall, severally and not jointly, be the Investor hereunder (and to the extent of any obligations of any Investor or any covenant, representation or warranty made by any Investor, the same shall be deemed to be made severally and not jointly), provided that the IPO Indication (as defined below) for all such managed funds or accounts shall not, in the aggregate, be in excess of the aggregate percentages specified in relation to such Investors on Schedule I attached hereto (the “Specified Percentage”).

WHEREAS, in connection with the initial public offering (the “IPO”) of 20,000,000 units (or up to 23,000,000 units if the underwriters’ over-allotment option is exercised in full) of the SPAC, each unit shall consist of one share of Class A common stock, par value $.0001 per share (the “Class A Common Stock”) and one-half of one redeemable warrant. The Investor has expressed an interest in acquiring up to the number of units in the IPO set forth opposite its name on Schedule I. The amount of units the Investor acquires shall not exceed the Investor’s applicable Specified Percentage of the total number of outstanding shares of Class A Common Stock underlying the units (not including the amount of units subject to the exercise of the underwriters’ over-allotment option) (the “IPO Indication”), at a price of $10.00 per unit.

WHEREAS, the parties wish to enter into this Agreement pursuant to which the Investor will purchase from the Sponsor Class B common stock, par value $0.0001 per share, of the SPAC (the “Founder Shares”) for the same value paid by the Sponsor, or approximately $0.004 per share.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Sale and Purchase.

(a)

In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b), the Sponsor hereby agrees to sell to the Investor the number of Founder Shares set forth opposite such Investor’s name on Schedule I (such shares, the “Transferred Shares”) for the aggregate purchase price set forth opposite such Investor’s name on Schedule I ($0.004 per share) (the “Transfer Price”) on the date of the closing of the IPO, and Investor hereby agrees to purchase the Transferred Shares (the “Transfer”). The parties acknowledge that the Transfer by Sponsor directly to the Investor is being undertaken for the convenience of the parties in lieu of (i) the transfer by the Sponsor of the Transferred Shares to the SPAC for cancellation, and (ii) the reissuance and sale of such

Transferred Shares by the SPAC to the Investor in connection with its purchase of units of the SPAC. Concurrently with the Transfer, in consideration for the transfer of the Transferred Shares, the Investor shall pay the Transfer Price to the Sponsor in immediately available funds.

(b)

Subject to (i) the fulfillment by the Investor (but only to the extent actually allocated to the Investor by the underwriters) of the IPO Indication (which shall be deemed fulfilled by the acquisition of 100% of the units of the SPAC allocated to the Investor by the underwriters in the IPO up to the IPO Indication, the number of allocated units shall not be greater than 9.40% of the units offered in the IPO (exclusive of any units that may be issued pursuant to the exercise of the underwriters’ over-allotment option)) when taken together with any allocations to any other funds managed by affiliates of the Investor, and to the extent of any excess, the amount of units in the IPO Indication shall be reduced accordingly (the “Reduction”), and (ii) the Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Transfer shall occur and be effective upon the closing of the IPO, automatically and without any action of any other parties hereto, and the Investor shall be registered as the record owner of the Transferred Shares on the books and records of the SPAC’s transfer agent (subject to Investor providing such information as the transfer agent customarily and reasonably requests to record such ownership). For the avoidance of doubt, the IPO Indication shall be reduced, (i) if the number of units sold in the IPO is reduced, to a number of units equal to the Specified Percentage, (ii) if the underwriter of the IPO allocates fewer units to the Investor than the IPO Indication, to the amount of units so allocated, or (iii) as a result of the Reduction, to the number of units equal to 9.9% of the units offered in the IPO (such reduced amount, in each case, the “Alternate IPO Indication”) then, if the Investor purchases the Alternate IPO Indication, the Investor shall still be entitled to purchase the Transferred Shares.

(c)

Subject to the satisfaction of the conditions set forth in Section 1(b), on the date of closing of the IPO, the SPAC and the Sponsor shall deliver or cause to be delivered to the Investor, or as directed by Investor, to its designated financial institution, brokerage firm or other entity, one or more certificates evidencing the Transferred Shares, provided that, if the Transferred Shares are to be issued and delivered in book entry or electronic form, then the SPAC and the Sponsor shall (i) take such actions and deliver such documents as are reasonably necessary and appropriate to provide appropriate instruction to the SPAC’s transfer agent or other entity to effect the valid and effective issuance of the Transferred Shares on the closing date of the IPO to the account(s) designated by the Investor in writing for the receipt of the Transferred Shares, and (ii) deliver to the Investor promptly following the closing date of the IPO, documentary evidence from the transfer agent (such as electronic evidence in the form of a “screen shot”) of the recordation in the Investor’s name of the Transferred Shares.

(d)

Notwithstanding anything to the contrary herein, both before and after the receipt of the Transferred Shares by the Investor, the number of Transferred Shares shall not be subject to share price or other vesting triggers, cut-back, reduction, mandatory repurchase, redemption, surrenders, claw-backs, disposals, exchanges or forfeiture for any reason, including, but not limited to the (i) transfer of the Founder Shares to any person, (ii) downsizing of the IPO, (iii) failure of the underwriters to exercise their over-allotment option, (iv) forfeitures, concessions or “earn-out” triggers in connection with the negotiation of a Business Combination (as defined below) or any other reason, or (v) any other event or modification, without the Investor’s prior written consent; provided, for the avoidance doubt, the foregoing shall not preclude (w) the waiver of the anti-dilution provisions with respect to the Founder Shares in accordance with the SPAC’s certificate of incorporation as provided therein, (x) the conversion of the Transferred Shares into Class A Common Stock in accordance with SPAC’s certificate of incorporation, and (y) the conversion, exchange or adjustment of the Transferred Shares as a matter of law in connection with a merger or otherwise or in connection with an amendment of the SPAC’s or any successor entity’s certificate of incorporation or comparable organizational documents. Further, the Investor shall not be entitled to additional Founder Shares in the event the underwriters exercise their over-allotment option.

(e)

The obligations of the Investor hereunder are subject to there being no material change in the structure, terms and conditions from those set forth in the Registration Statement on Form S-1 (the “Registration Statement”), as filed with the United States Securities and Exchange Commission (the “SEC”) on May 21, 2021, as amended, other than disclosure regarding this Agreement and similar agreements with other investors.

(f)

The parties hereto acknowledge that in the event the Investor or its affiliates do not submit the IPO Indication, the Sponsor and the SPAC’s only remedy with respect thereto shall be the forfeiture by the Investor of its Transferred Shares.

Section 2. Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to the Investor, as of the date hereof and as of the closing date of the IPO, as follows:

(a)

The SPAC is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority to carry out its business as presently conducted and as proposed to be conducted, and to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC, enforceable against the SPAC in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, and the rules of law governing specific performance, injunctive relief and other equitable remedies (the “Enforceability Exceptions”).

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, the SPAC’s organizational or governing documents, any agreement or other instrument applicable to the Transferred Shares, or to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC or the Transferred Shares.

(d)

No governmental, administrative or other third-party consents or approvals are required by or with respect to the SPAC in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except those required by applicable law in relation to the IPO.

(e)

The Transferred Shares were duly authorized and validly issued, fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or transfer or other restrictions of any kind (“Encumbrances”), other than those arising under applicable securities laws and as provided in Section 5 below or as otherwise disclosed in the Registration Statement, and were not issued in violation of, or subject to, any preemptive or similar rights.

(f)

The SPAC’s Amended and Restated Certificate of Incorporation will provide that the Transferred Shares will convert into shares of Class A Common Stock automatically in connection with the consummation of the Business Combination (and will not provide for conversion at the option of the Investor prior to such automatic conversion).

(g)

There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the SPAC, threatened against or affecting the SPAC.

Section 3. Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to the Investor, as of the date hereof and as of the closing date of the IPO, as follows:

(a)

The Sponsor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, subject to the Enforceability Exceptions.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any of the Sponsor’s organizational or governing documents or any agreement or other instrument applicable to the Transferred Shares or to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor or the Transferred Shares.

(d)

No governmental, administrative or other third-party consents or approvals are required by or with respect to the Sponsor in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)

The terms and rights set forth in this Agreement are as favorable to the Investor as the terms and rights granted to all other investors entering into a similar agreement to purchase Founder Shares of the SPAC in connection with expressing interest in the IPO (each such other investor, an “Anchor Investor”), provided that the Investor acknowledges that Founder Shares have previously been offered to the Sponsor, executive officers, advisors, directors and director nominees of the SPAC in connection with their service.

(f)

The Transferred Shares (i) are owned of record and beneficially by the Sponsor, free and clear of all Encumbrances, and (ii) upon consummation of the transactions contemplated by this Agreement, the Investor shall own and receive good title to the Transferred Shares, free and clear of all Encumbrances, in each case except as otherwise agreed herein, those arising under applicable securities laws or as otherwise disclosed in the Registration Statement.

(g)

No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Sponsor in connection with the sale of the Transferred Shares nor is the Sponsor entitled to or will accept any such fee or commission.

Section 4. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the SPAC and the Sponsor, as of the date hereof and as of the closing date of the IPO, as follows:

(a)

The Investor is duly organized and in good standing (to the extent applicable) under its jurisdiction of organization and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)

This Agreement has been duly and validly executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms, subject to the Enforceability Exceptions.

(c)

The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any of the Investor’s organizational or governing documents, any agreement or other instrument to which Investor is a party or by which Investor is bound, or any decree, order, statute, rule or regulation applicable to Investor.

(d)	The Investor is an “accredited investor,” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Section 5. Additional Agreements and Acknowledgements of Investor.

(a)

Subject to Section 5(e), below, without written consent of the SPAC and the Sponsor, the Investor agrees not to transfer, assign or sell any Transferred Shares or shares of the Class A Common Stock, issuable upon conversion of the Transferred Shares held by it until the earlier of (i) one year after the date of which the SPAC consummates a Business Combination and (ii) subsequent to a Business Combination, the earlier to occur of (A) the first date on which the last reported sale price of the shares of Class A Common Stock equals or exceeds $12.00 per share of stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of a Business Combination, and (B) the date on which the SPAC completes a liquidation, merger, stock exchange, reorganization or other similar transaction which results in all of the SPAC’s stockholders having the right to exchange their Class A Common Stock for cash, securities or other property (the “Lock-Up Period”). The Transferred Shares shall not be bound by any additional resale lock-up agreements with the SPAC or Sponsor, except as set forth herein. In addition, neither Sponsor nor any other holder of Transferred Shares are being afforded more favorable lockup terms than those detailed in this Section 5(a), and if the Sponsor or any other holder of Transferred Shares is given an early release or favorable modification of such lockup terms, the parties hereto agree that the Investor will receive the same treatment. For the avoidance of doubt, other than as provided in this Section 5, nothing herein restricts or prohibits the Investor from redeeming, transferring, assigning, selling or otherwise disposing, directly or indirectly, of any shares of Class A Common Stock, warrants (including shares of Class A Common Stock issuable upon the exercise thereof) or units of the SPAC acquired in the IPO, in the open market or otherwise, or any security of the SPAC (other than the Transferred Shares and the shares of Class A Common Stock issuable upon the conversion thereof) purchased by the investor in the open market or otherwise, in each case without penalty, cutback or forfeiture of any of its Transferred Shares, and (ii) the Investor shall not be subject to any other agreements or understandings by virtue of the transactions contemplated herein (including, but not limited to, any shareholder agreements or similar agreements).

(b)

Investor acknowledges that the SPAC was formed for the purpose of effecting a merger, amalgamation, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”). The Investor agrees with the SPAC, that if the SPAC seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Investor shall vote all Transferred Shares in favor of such proposed Business Combination. Notwithstanding the foregoing, nothing in this Agreement shall limit or prevent the Investor from seeking redemption, exercising its redemption rights and receiving distributions from the Trust Account for any shares of Class A Common Stock it acquires in the IPO or in the open market or otherwise in accordance with the terms and conditions applicable to the shares of Class A Common Stock and the IPO described in the Registration Statement.

(c)

The Investor acknowledges that it is aware the SPAC will establish a trust account (the “Trust Account”) for the benefit of its public stockholders upon the closing of the IPO. The Investor agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account with respect to the Transferred Shares. For the avoidance of doubt, the foregoing waiver shall not (i) operate as a waiver of any rights held by the Investor in respect of securities of the SPAC other than with respect to the Transferred Shares, including, for the avoidance of doubt, any redemption rights or other claims the Investor may have against the Trust Account in respect of any shares of Class A Common Stock the Investor may have purchased in the IPO, in the open market or may later purchase in any transaction other than as described in this Agreement, or (ii) apply to claims with respect to any assets of the SPAC (including cash or otherwise) immediately following the consummation of its initial Business Combination or any claims with respect to shares of Class A common stock purchased by Investor in the IPO or in the open market. This Section 5(c) shall not limit any right, title, interest or claim of the Investor in or to the monies held in the Trust Account with respect to the shares of Class A Common Stock acquired by the Investor in the IPO, in the open market or otherwise (other than the shares of Class A Common Stock issuable upon conversion of the Transferred Shares) in accordance with the terms and conditions applicable to the Class A Common Stock described in the Registration Statement.

(d)

In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, Investor and certain other parties thereto in substantially the form filed as an exhibit to the Registration Statement. The Registration Rights Agreement shall provide the Investor with registration rights with respect to the Transferred Shares that are no less favorable to the Investor than the registration rights of the Sponsor set forth therein. The Sponsor shall initiate registration of the Transferred Shares immediately following the SPAC’s Business Combination.

(e)

The Investor may, prior to the expiration of the Lock-Up Period, transfer the Transferred Shares to: (a) the SPAC’s officers or directors, any affiliate or family member of any of the SPAC’s officers or directors or any affiliate of the Sponsor or to any member(s) of the Sponsor or any of their affiliates; (b) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of the Business Combination at prices no greater than the price at which such securities were originally purchased; (f) in the event of the Company’s liquidation prior to the completion of an initial Business Combination; (g) an affiliate of Investor; or (h) in the event of the SPAC’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of the SPAC’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the completion of the Business Combination; provided, however, that in the case of clauses (a) through (e) or clause (g), these permitted transferees execute and deliver to the SPAC prior to such transfer a lock-up agreement on substantially similar terms as this Agreement with such lock-up obligation of the transferee to be coterminous with the lock-up obligations of Investor.

(f)

Notwithstanding anything in this Agreement to the contrary, the SPAC shall have the right to publicly disclose the Investor’s commitments, arrangements and understandings under and relating to this Agreement in its Registration Statement, including any information requested by the SEC in connection with review of such Registration Statement, and any registration statement filed or amended on or after the date of this Agreement. For the avoidance of doubt, the SPAC shall have the right to publicly disclose the name of Investor if such disclosure is requested by the SEC in connection with review of the Registration Statement; provided that (i) the Investor shall have the right to review such disclosure for a period of one business day and propose comments to such disclosure, and (ii) the SPAC shall take into consideration any reasonable comments to such disclosure prior to publicly disclosing the name of the Investor.

(g)

Notwithstanding any other provision in this Agreement, nothing in this Agreement shall operate as a waiver of any rights held by the Investor in respect of securities of the SPAC other than with respect to the Transferred Shares (and shares of Class A Common Stock issued upon conversion of the Transferred Shares), including, for the avoidance of doubt, any redemption rights or other claims the Investor may have against the Trust Account in respect of any other units or shares of Class A Common Stock the Investor purchases in the IPO or may later purchase in any transaction. For the units and shares of Class A Common Stock underlying the units that the Investor purchases in the SPAC’s IPO, the Investor will have the same rights with respect to those units and underlying shares of Class A Common Stock as the rights afforded to the SPAC’s other public stockholders purchasing units and underlying shares of Class A Common Stock in the IPO.

Section 6. Miscellaneous.

(a)

Any notice or communication under this Agreement shall be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) recognized courier or overnight delivery service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile, if to the Sponsor, to: [contact name] DHIP NATURAL RESOURCES INVESTMENTS, LLC, [email address]; if to the SPAC, to: [contact name] INTEGRATED RAIL AND RESOURCES ACQUISITION CORP., [email address], or at their respective address or contact information as set forth in the Registration Statement or the exhibits attached thereto; and, if to the Investor, at the Investor’s address or contact information as set forth on the signature page attached hereto.

(b)

None of the information conveyed to the Investor in connection with the transactions contemplated by the Agreement will constitute material non-public information of the SPAC upon the effectiveness of the Registration Statement, and neither the SPAC nor the Sponsor will thereafter deliver any information which could restrict the Investor in trading of the securities of the SPAC or the post-merger company without the prior written consent of the Investor.

(c)

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO

THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. With respect to any suit, action or proceeding relating to the transactions contemplated hereby, the undersigned irrevocably submit to the jurisdiction of the United States District Court, or if such court does not have jurisdiction, the New York state courts located in the Borough of Manhattan, State of New York, which jurisdiction shall be exclusive.

(d)	This Agreement may not be amended, modified or waived without the written consent of the parties hereto.

(e)

The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties. Notwithstanding the foregoing, the Investor may assign its rights and obligations under this Agreement to one or more of its affiliates, to other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Investor or by an affiliate of such investment manager.

(f)

From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver such additional documents and instruments and take such further lawful action as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(g)

Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(h)

This Agreement may be executed in two or more counterparts, each of which shall constitute an original signature page, and all of which taken together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

(i)

This Agreement shall terminate on the earlier of (i) the expiration of the Lock-Up Period, (ii) the liquidation of the SPAC, and (iii) two (2) months from the Effective Date if the IPO has not been completed by such date.

(j)

The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law, in equity, or otherwise.

(k)

This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understanding of any and every nature among them.

(l)	This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

(m)	All representations and warranties made by the parties hereto in this Agreement shall survive the execution and delivery thereof and the consummation of the transactions contemplated therein.

* * * * *

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of [ ], 2021 (the “Effective Date”).

SPAC:

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

By:
Name:
Title:

SPONSOR:

DHIP NATURAL RESOURCES INVESTMENTS, LLC

By:
Name:
Title:

INVESTOR:

[●]

By:
Name:	[●]
Title:	[●]

Address:
Phone:
Email:

Schedule 1

Accounts Allocations

No.	Investor	IPO Indication (pro-rata)	Transferred Shares	Consideration ($ aggregate)
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]
9.	[***]	[***]	[***]	[***]
10.	[***]	[***]	[***]	[***]
11.	[***]	[***]	[***]	[***]
12.	[***]	[***]	[***]	[***]